UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  August 26, 2013

BROADCAST INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

UTAH	0-13316	87-0395567
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6952 S. HIGH TECH DRIVE, SUITE C MIDVALE, UTAH 84047-3772	84047
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number: (801) 562-2252

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

BROADCAST INTERNATIONAL, INC.

FORM 8-K

Item 1.01.  Entry Into a Material Definitive Agreement

As previously announced, on January 6, 2013, Broadcast International, Inc. (the “Company” or “Broadcast”) and its wholly owned subsidiary, Alta Acquisition Corporation (”Merger Sub”) entered in an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”) with AllDigital Holdings, Inc., a Nevada corporation (“AllDigital”). The Merger Agreement, as previously amended on April 9, 2013 and June 30, 2013, contemplates that, assuming the satisfaction of certain conditions precedent to closing, Merger Sub will be merged with and into AllDigital, and AllDigital will survive as a wholly-owned subsidiary of Broadcast (the “Merger”).

On August 26, 2013, Broadcast, Merger Sub and AllDigital entered into a Third Amendment to Agreement and Plan of Merger (the “Amendment”). The primary purpose of the Amendment is to facilitate an offering of Notes by AllDigital and Broadcast, which offering and Notes are described in greater detail in Item 3.02 below. The Merger Agreement requires as a condition to closing that Broadcast have post-merger financing commitments in place for the purchase of no less than $1.5 million, and no more than $3.5 million, of Broadcast common stock. The Amendment clarifies that the obligation of Broadcast to obtaining post-merger financing commitments at closing is reduced by the amount that AllDigital receives in the Note offering.

In addition, upon closing of the Merger, AllDigital security holders are to receive a number of shares, options and warrants, as applicable, equal to 58% of the fully diluted capital stock of Broadcast immediately after closing (but prior to any financing). The Amendment clarifies that the Notes are excluded from the calculation of fully diluted capital stock for both Broadcast and AllDigital.

Finally, the Amendment requires that certain intellectual property issues identified by AllDigital be formally resolved before closing and eliminates the discretionary three-day termination right that was added with the First Amendment to Agreement and Plan of Merger on April 9, 2013.

The above summary of the Amendment is qualified in its entirety by reference to the full text of the Amendment filed as Exhibit 10.1 to this report.

Item 3.02.  Unregistered Sales of Equity Securities

AllDigital offered and sold an aggregate of $1.325 million in Convertible Promissory Notes (the “Notes”) to an aggregate of 6 individual and institutional investors. Closing on the Notes occurred on August 26, 2013.  Closing on an additional $155,000 in Notes is expected to occur over approximately the next week. Although the Notes were sold and issued by AllDigital, Broadcast countersigned the Notes, thereby agreeing to the conversion provisions whereby shares of Broadcast common stock may be issued upon conversion of the Notes following the Merger.

The Notes bear interest at a rate of 9% per annum from and after December 1, 2013 and are due on August 1, 2014, provided that absent an event of defaults, the Notes will automatically convert into shares of common stock of AllDigital or Broadcast prior to the due date for the Notes.

If the proposed Merger closes prior to November 30, 2013, amounts owed under the Notes automatically convert into shares of common stock of Broadcast at a conversion price equal to the lesser of (a) the lowest price per share at which Broadcast common stock is sold in an offering of capital stock for cash by Broadcast that closes, or in which firm commitments are received, on or about the closing date of the Merger, and (b) the quotient of (i) $15,000,000, divided by (ii) the number of shares of Broadcast common stock issued and outstanding immediately following the Merger closing (assuming the exercise or conversion of all options or warrants to purchase, and all instruments convertible into, Broadcast common stock, other than the Notes and related agreements). Broadcast is a party to the Notes in order to facilitate these conversion provisions.

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Upon the early to occur of (a) November 30, 2013, if the Merger has not closed, or (b) the termination of the Merger Agreement (such earlier date, the “Merger Termination Date”), amounts owed under the Notes automatically convert into shares of common stock of AllDigital at a conversion price equal to the lesser of (i) the lowest price per share at which AllDigital’s common stock is sold in an offering of capital stock for cash by AllDigital that closes, or in which firm commitments are received, after the date of the Notes and prior to the Merger Termination Date, and (ii) the quotient of (A) $6,750,000, divided by (B) number of shares of common stock of AllDigital issued and outstanding on the Merger Termination Date (assuming the exercise or conversion of all options or warrants to purchase, and all instruments convertible into, AllDigital common stock, other than the Notes and agreements on substantially similar terms).

Events of default under the Note include the failure to make payments on any payment due date, the breach of a non-payment covenant which continues for 15 days following AllDigital’s receipt of a notice of breach, voluntary bankruptcy or the continuance of an involuntary proceeding for 30 days after commencement.  The Notes are not secured, but the holders otherwise have available standard creditor remedies.

The Notes and shares of common stock of AllDigital or Broadcast, as the case may be, issuable upon conversion of the Notes (collectively, the “Securities”) were offered and sold in reliance upon the exemptions for sales of securities not involving a public offering, as set forth in Section 4(2) of the Securities Act.

The above summary of the Notes is qualified in its entirety by reference to the full text of the form of Note filed as Exhibit 10.2 to this Current Report on Form 8-K (this “Report”).

Forward Looking Statements

Statements in this Report regarding the possibility of termination of the Merger Agreement without closing, or the possibility of the Merger closing, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Any statements that are not purely statements of historical fact should also be considered to constitute forward-looking statements.  Actual results or events to differ materially from those indicated by such forward-looking statements, including the risk that the proposed Merger may not close as a result of, among other possible reasons, failure to obtain shareholder approval on a timely basis or at all, our failure to satisfy certain financial covenants and other risks and uncertainties more fully described in Broadcast’s Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the SEC.  Investors and security holders are also urged to read the risk factors set forth in the proxy statement/prospectus carefully when they are available.

In addition, the statements made in this Report reflect information and beliefs as of the date of the filing of the Report.  We anticipate that subsequent events and developments will cause our expectations and beliefs to change.  Although we may elect to update these forward-looking statements publicly at some point in the future, we specifically disclaim any obligation to do so, whether as a result of new information, future events or otherwise.  These forward-looking statements should not be relied upon as representing our views as of any date after the date of filing of this Report.

Item 9.01.  Financial Statements and Exhibits

(d)           Exhibits

10.1           Third Amendment to Agreement and Plan of Merger dated August 26, 2013
10.2           Form of Convertible Promissory Note

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 28, 2013.

BROADCAST INTERNATIONAL, INC.
a Utah corporation

By:	/s/ James E. Solomon
Name:	James E. Solomon
Title:	CFO

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